UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2007

NATIONAL OILWELL VARCO, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12317 (Commission File Number)	76-0475815 (IRS Employer Identification No.)

7909 Parkwood Circle Drive
Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)
(713) 346-7500
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     National Oilwell Varco, Inc., a Delaware corporation (the “Company”), has entered into an Agreement and Plan of Merger dated as of December 16, 2007 (the “Merger Agreement”), by and among the Company, NOV Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of the Company (“Merger Sub”), and Grant Prideco, Inc., a Delaware corporation (“Grant Prideco”), under which the Company has agreed to acquire all of the issued and outstanding shares of common stock of Grant Prideco (“Grant Prideco Common Stock”). Pursuant to the terms of the Merger Agreement, which was unanimously approved by the Boards of Directors of both the Company and Grant Prideco, Grant Prideco will merge with and into Merger Sub with Merger Sub continuing as the surviving entity (the “Merger”).
     Under the terms of the Merger Agreement, the consideration per share to be paid to the stockholders of Grant Prideco in connection with the Merger is fixed. In the Merger, each issued and outstanding share of Grant Prideco Common Stock will be converted into the right to receive (1) .4498 of a share of common stock of the Company (“Company Common Stock”) and (2) $23.20 in cash. No fractional shares of Company Common Stock will be issued in the Merger, and Grant Prideco’s stockholders will, instead, receive cash in lieu of fractional shares, if any, of Company Common Stock.
     The Merger Agreement contains customary representations and warranties and covenants by each of the parties. Completion of the Merger is conditioned upon, among other things: (1) the adoption of the Merger Agreement by the stockholders of Grant Prideco, (2) applicable regulatory approvals, including the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the effectiveness of a registration statement on Form S-4 relating to the Company Common Stock to be issued in the Merger and the approval of the listing of such shares on the New York Stock Exchange and (4) the absence of certain legal impediments prohibiting the transactions.
     The Merger Agreement contains provisions granting both the Company and Grant Prideco rights to terminate the Merger Agreement for certain reasons, including, among others, (1) if the Merger is not completed by August 31, 2008 or (2) if Grant Prideco’s stockholders fail to adopt the Merger Agreement. In the event of a termination of the Merger Agreement under certain circumstances, each of the Company and Grant Prideco may be required to pay to the other party up to $5,000,000 for reimbursement of expenses in connection with the Merger Agreement. Grant Prideco may be required to pay the Company a termination fee of $185.0 million in certain circumstances.
Cautionary Statements
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company or Grant Prideco. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are as of specified dates and were made only for purposes of such Merger Agreement. Such representations and warranties are solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed between the parties, including being qualified by information contained in the disclosure letters exchanged between the parties in connection with the execution of the Merger Agreement that may modify and create exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Grant Prideco, rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or Grant Prideco. None of the representations and warranties contained in the Merger Agreement will have any legal effect among the parties to the Merger Agreement after the closing of the Merger.
Forward-Looking Statements
     This report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are subject to a number of risks, uncertainties and assumptions, including the factors described in the Company’s most recent periodic reports and other documents filed with the Securities and Exchange Commission (the “SEC”), which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.nov.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
     Risks with respect to the acquisition by the Company of Grant Prideco, as well as other recent and future acquisitions, include the risk that we will not be able to close the transaction, as well as difficulties in the integration of the operations and personnel of the acquired company, diversion of management’s attention away from other business concerns, and the assumption of any undisclosed or other liabilities of the acquired company. The Company expects to incur significant transaction and merger related costs associated with completing the acquisition of Grant Prideco, obtaining regulatory approvals, combining the operations of the two companies and achieving desired synergies. Additional unanticipated costs may be incurred in the integration of the business of Grant Prideco. Expected benefits of the merger may not be achieved in the near term, or at all.
Important Information and Where to Find It
     The Company will file with the SEC a registration statement on Form S-4, in which will be included a proxy statement of Grant Prideco and a prospectus of the Company, concerning the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE FORM S-4 AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, GRANT PRIDECO AND THE MERGER. A definitive proxy statement/prospectus will be sent to the stockholders of Grant Prideco seeking their vote as required by the Merger Agreement.

     Investors may obtain a free copy of the proxy statement/prospectus (when they become available) and other documents containing information about the Company and Grant Prideco, free of charge, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus may also be obtained free of charge from the Company’s website at www.nov.com; and information regarding Grant Prideco can be obtained by accessing its website at www.grantprideco.com.

Item 8.01	Other Events.
     On December 17, 2007, the Company issued a press release relating to the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.
     As mentioned in the press release, a joint conference call to discuss the transaction was held at 9:00 a.m. central time on December 17, 2007. Attached as Exhibit 99.2 to this Current Report on Form 8-K is a transcript of the conference call. While every effort has been made to provide an accurate transcription, there may be typographical mistakes, inaudible statements, errors, omissions or inaccuracies in the transcript. The Company believes that none of these inaccuracies is material. A replay of the recorded conference call will be available for 30 days following the conference call and can be obtained through the Investor Relations link of the Company’s website at www.nov.com.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated as of December 16, 2007, by and among National Oilwell Varco, Inc., NOV Sub, Inc. and Grant Prideco, Inc. (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Joint press release dated December 17, 2007.

99.2	Transcript of December 17, 2007 conference call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL OILWELL VARCO, INC.
Date: December 17, 2007	By:	/s/ Clay C. Williams
Clay C. Williams
Sr. Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated as of December 16, 2007, by and among National Oilwell Varco, Inc., NOV Sub, Inc. and Grant Prideco, Inc. (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Joint press release dated December 17, 2007.

99.2	Transcript of December 17, 2007 conference call.

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